UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 25, 2010

TRUMP ENTERTAINMENT RESORTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;  ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 25, 2010, Rosalind A. Krause orally informed senior management of Trump Entertainment Resorts, Inc. (the “Company” or the “Registrant”) that she would be resigning as General Manager of the Trump Taj Mahal Casino Resort effective September 20, 2010.  Upon Ms. Krause’s resignation, her employment agreement will terminate in accordance with, and to the extent provided by, its terms.  Following the effective date of her resignation, provided that she enters into a customary mutual release in the form required by the Company, Ms. Krause will be entitled to severance pursuant to the terms of her employment agreement in accordance with provisions thereof that apply following a “change-of-control” of the Company.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K, including any exhibits being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrant’s current views with respect to current events and financial performance. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” and the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements may include statements other than historical information or statements of current condition, which represent only the Registrant’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrant’s control.  Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified.  Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors can affect the value of the Company’s common stock and/or other equity securities.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 31, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Robert M. Pickus Chief Administrative Officer, Secretary and General Counsel